Tax Matters	12 Months Ended
Dec. 31, 2021
Income Taxes [Abstract]
Tax Matters	Tax matters
Pursuant to a Ministerial Order dated December 27, 1989, Telefónica, S.A. files consolidated tax returns in Spain for certain Group companies. The consolidated tax group comprised 45 companies at December 31, 2021 (44 companies at December 31, 2020).
This tax consolidation regime applies indefinitely providing the companies continue to meet the requirements set down in prevailing legislation, and that application of the regime is not expressly waived.
Group companies which are resident in Spain and which are not part of this consolidation regime and non-resident companies file individual or aggregated tax returns under the tax law applicable in each country.
Deferred taxes movement
The movements in deferred taxes in the Telefónica Group in 2021 and 2020 are as follows:

Millions of euros	Deferred tax assets	Deferred tax liabilities
Balance at December 31, 2020	6,416	2,620
Additions	952	499
Disposals	(1,697)	(472)
Transfers	2	(60)
Translation differences and hyperinflation adjustments	(36)	42
Company movements and others	(21)	(27)
Balance at December 31, 2021	5,616	2,602

Millions of euros	Deferred tax assets	Deferred tax liabilities
Balance at December 31, 2019	6,682	2,908
Additions	846	600
Disposals	(687)	(272)
Transfers	(230)	(257)
Translation differences and hyperinflation adjustments	(211)	(344)
Company movements and others	16	(15)
Balance at December 31, 2020	6,416	2,620

The Group assesses the recoverability of deferred tax assets based on the future activities carried out by the different companies, on tax regulations in the different countries in which these companies operate, and on the strategic decisions affecting the companies.
Main changes registered in 2021

At 31 December 2021, the estimate of the recoverability of the Tax Group's deferred tax assets in Spain has been assessed, taking into account (i) the estimated Tax Group companies result, (ii) the regulatory changes (mainly the entry into force of the minimum tax), and (iii) the ruling of 29 October 2021 of the Spanish National Court of Appeals (Audiencia Nacional), as well as the recent case law of the Supreme Court, which makes it probable that the tax credits for tax loss carryforwards generated in 2002 and 2004 can be used in a future new settlement for 2009 and 2010 (see Inspections of the Tax Group in Spain, later in this note). Following this analysis, a reversal of deferred tax assets for tax loss carryforwards and deductions was recorded, with a balancing entry in income tax, amounting to 294 million euros (69 million euros of tax loss carryforwards and 225 million euros of deductions).

In addition in 2021, the company completed the tax audit procedure for the years 2014 to 2017, which involved the consumption of deferred tax assets amounting to 199 million euros of tax loss carryforwards and 193 million euros of deductions.

In addition to this, deferred tax liabilities and the associated deferred tax asset of 143 million euros has been derecognized, after the state aid recuperation procedure corresponding to the years 2005 to 2018 goodwill tax amortization (see Tax deductibility of financial goodwill in Spain, later in this note).

In 2021 there were additions of deferred tax assets for 348 million euros as a result of the provisions recognized during the year in relation to the various workforce restructuring plans and other obligations with employees of the companies included in the group in Spain (see Note 24). Likewise, disposals of deferred tax assets in 2021 included the impact of the materialization of these provisions, amounting to 240 million euros.
Telefónica Brazil recognized deferred tax assets amounting to 221 million euros, mainly as a consequence of the Federal Supreme Court ruling of 24 September 2021, recognizing the unconstitutionality of the taxation in the Corporate Income Tax of interest received on taxes unduly paid in previous periods. In addition, recognized deferred tax liabilities amounting to 179 million euros mainly related to the tax amortization of goodwill.
Telefónica Germany recognized tax credits for loss carryforwards generated in previous years amounting to 77 million euros and applied tax loss carryforwards in 2021. Furthermore, Telefónica Germany recognized deferred tax liabilities disposals amounting to 110 million euros.
The additions of deferred tax assets included tax credits recognized for 72 million euros by the German company Group 3G UMTS Holding GmbH. Furthermore, this company applied tax loss carryforwards in 2021 amounting to 66 million euros.

In September, the Social Investment Law (Law 2155 of 2021) was approved in Colombia, which establishes that as of 2022, the general income tax rate for legal entities will be 35%. As a result of this amendment, the company recorded deferred tax assets additions of 71 million euros.

The movements relating to deferred taxes recognized directly in equity in 2021 amounted to 27 million euros of additions (net position of higher deferred tax liabilities) and 196 million euros of disposals (net position of higher deferred tax assets).

Likewise, the amount of recognized deferred tax liabilities associated with investments in subsidiaries amounted to 220 million euros as of December 31, 2021 (221 million euros as of December 31, 2020). The amount of unrecognized deferred tax liabilities associated with investments in subsidiaries amounted to 256 million euros as of December 31, 2021 (230 million euros as of December 31, 2020).
Main changes registered in 2020
In 2020 the Group derecognized deferred tax assets for loss carryforwards with a counterparty in Corporate income tax amounting to 101 million euros, corresponding to the tax group in Spain.
Telefónica Brazil recognized deferred tax liabilities amounting to 231 million euros, mainly related to the tax amortization of goodwill.
Telefónica Germany recognized tax credits for loss carryforwards generated in previous years amounting to 159 million euros. Furthermore, Telefónica Germany recognized deferred tax liabilities amounting to 64 million euros.
The additions of deferred tax assets included tax credits recognized for 24 million euros by the German company Group 3G UMTS Holding GmbH. Furthermore, this company applied tax loss carryforwards in 2020 amounting to 64 million euros.
In 2020 the additions of deferred tax assets recognized for 30 million euros were the result of the provisions recognized during the year in relation to the various workforce restructuring plans and other obligations with employees of the companies included in the group in Spain (see Note 24). Likewise, disposals of deferred tax assets in 2020 included the impact of the materialization of these provisions, amounting to 217 million euros.

In 2020, additions of tax credits from deductions amounting to 103 million euros and disposals of 145 million euros were recognized for the tax group in Spain.
In compliance with the sixteenth transitional provision of amended Royal Decree-Law, which requires the inclusion of one-fifth of the investment portfolio impairment losses which had been deductible in the tax base before January 1, 2013, the Group reclassified 204 million euros of deferred tax liabilities in order to recognize a higher tax payable to the Spanish tax authorities.
Additions of deferred tax assets amounting to 184 million euros were recognized, with a counterparty in Corporate income tax, corresponding to deductible temporary differences of assets of Telxius Towers Germany. As described below, at December 31, 2020, these deferred tax assets were reclassified as "Non-current assets and disposal groups held for sale".
Telxius Telecom, S.A. signed an agreement with American Tower Corporation for the sale of its telecommunications towers divisions in Europe (Spain and Germany) and in Latin America (see Note 2). “Transfers” in 2020 includes the reclassification of deferred tax assets corresponding to the towers divisions of Telxius Group amounting to 250 million euros, to "Non-current assets and disposal groups held for sale" of the statements of financial position.
On May 7, 2020, Telefónica reached an agreement with Liberty Global plc to combine into a 50:50 joint venture their operating businesses in the United Kingdom (see Note 2). “Transfers” in 2020 includes the reclassification of deferred tax liabilities corresponding to Telefónica United Kingdom amounting to 65 million euros, to “Liabilities associated with non-current assets and disposal groups held for sale” of the statements of financial position (see Note 30).
As a result of the impairment of goodwill and other assets of Telefónica Argentina, there was a partial reversal of deferred tax liabilities associated with the hyperinflation adjustment in Argentina, amounting to 94 million euros (see Note 7).
In 2020 the provision registered in relation to tax-amortized goodwill, mainly by the purchase of Vivo (see "Tax deductibility of financial goodwill in Spain" below in this note) amounted to 68 million euros.
The movements relating to deferred taxes recognized directly in equity in 2020 amounted to 116 million euros of additions (net position of higher deferred tax assets) and 90 million euros of disposals (net position of higher deferred tax liabilities).
Likewise, the amount of recognized deferred tax liabilities associated with investments in subsidiaries amounted to 221 million euros as of December 31, 2020 (157 million euros as of December 31, 2019). The amount of unrecognized deferred tax liabilities associated with investments in subsidiaries amounted to 230 million euros as of December 31, 2020 (285 million euros as of December 31, 2019).
Expected realization of deferred tax assets and liabilities
The estimated realization of deferred tax assets and liabilities recognized in the consolidated statement of financial position in 2021 is as follows:

Millions of euros
12/31/2021	Total	Less than 1 year	More than 1 year
Deferred tax assets	5,616	1,424	4,192
Deferred tax liabilities	2,602	219	2,383

Deferred tax assets less than one year mainly come from the Tax Group in Spain (1,102 million euros in 2021 and 718 million euros in 2020).
Deferred tax assets
Deferred tax assets in the accompanying consolidated statements of financial position include the tax loss carryforwards, unused tax credits recognized and deductible temporary differences recognized at the end of the reporting period.

Millions of euros	12/31/2021	12/31/2020
Tax credits for loss carryforwards	2,639	2,741
Unused tax deductions	903	1,448
Deferred tax assets for temporary differences	2,074	2,227
Total deferred tax assets	5,616	6,416
Tax credits for loss carryforwards
The movements in Tax credits for loss carryforwards in the Telefónica Group in 2021 and 2020 are as follows:

Location of the company (Millions of euros)	Balance at 12/31/2020	Additions	Reversals	Perimeter changes	Translation differences and other	Balance at 12/31/2021
Spain	1,283	—	(283)	—	(1)	999
Germany	813	150	(184)	—	(1)	778
Latin America	645	285	(41)	—	(28)	861
Other	—	—	—	2	(1)	1
Total tax credits for loss carryforwards	2,741	435	(508)	2	(31)	2,639

Location of the company (Millions of euros)	Balance at 12/31/2019	Additions	Reversals	Perimeter changes	Translation differences and other	Balance at 12/31/2020
Spain	1,420	3	(140)	—	—	1,283
Germany	695	183	(64)	—	(1)	813
Latin America	769	21	(14)	—	(131)	645
Other	—	—	—	—	—	—
Total tax credits for loss carryforwards	2,884	207	(218)	—	(132)	2,741

The Spanish tax group considers that unused tax loss carryforwards in Spain, taking into account tax litigation in which the group is involved, amount to 4,135 million euros at December 31, 2021:

Millions of euros	Total	Less than 1 year	More than 1 year
Tax loss carryforwards generated in the tax group	2,060	1,418	642
Tax loss carryforwards generated before consolidation in the tax group	2,075	390	1,685

Total tax credits for loss carryforwards in Spain in the statement of financial position at December 31, 2021 amounted to 999 million euros (1,283 million euros at December 31, 2020). Total unrecognized tax credits for loss carryforwards of the Spanish tax group amounted to 106 million euros. These tax credits do not expire.
The Group companies in Germany have recognized 778 million euros of tax credits for loss carryforwards at December 31, 2021. Total unrecognized tax credits for loss carryforwards of these companies amount to 5,975 million euros. These tax credits do not expire.
Recognized tax credits in the consolidated statement of financial position arising from the Latin American subsidiaries at December 31, 2021 amounted to 861 million euros. Total unrecognized tax credits for tax loss carryforwards in Latin America amounted to 976 million euros.
Deductions
The Group has recognized 903 million euros of tax credits from deductions at December 31, 2021, in Spain (1,448 millones de euros en 2020), generated primarily from export activity, R+D+i, double taxation and donations to non-profit organizations.
In 2021, tax credits from deductions generated in the year have been written off for 225 million euros. In 2020, tax credits from deductions of 103 million euros were reversed in Spain, as a consequence of the review in the expected schedule of realization of deferred tax assets and liabilities.
Temporary differences
The sources of deferred tax assets and liabilities from temporary differences recognized at December 31, 2021 and 2020 are as follows:

Millions of euros	12/31/2021	12/31/2020
Goodwill and intangible assets	244	208
Property, plant and equipment	350	421
Personnel commitments	1,577	1,493
Provisions	817	693
Inventories and receivables	308	288
Rights of use	59	29
Lease liabilities	1,068	909
Other concepts	187	489
Total deferred tax assets for temporary differences	4,610	4,530
Deferred tax assets and liabilities offset	(2,536)	(2,303)
Total deferred tax assets for temporary differences registered in the statement of financial position	2,074	2,227

Millions of euros	12/31/2021	12/31/2020
Goodwill and intangible assets	1,712	1,678
Property, plant and equipment	1,204	1,028
Personnel commitments	11	12
Provisions	403	514
Investments in subsidiaries, associates and other shareholdings	278	268
Inventories and receivables	6	12
Rights of use	1,093	918
Other concepts	431	493
Total deferred tax liabilities for temporary differences	5,138	4,923
Deferred tax assets and liabilities offset	(2,536)	(2,303)
Total deferred tax liabilities for temporary differences registered in the statement of financial position	2,602	2,620

Deferred tax assets and liabilities are offset if a legally enforceable right exists to offset current tax assets against current tax liabilities and the deferred taxes relate to the same taxable entity and the same taxation authority.
The heading "Other concepts” includes, among others, the difference between the accounting and tax values created by the value of financial derivatives at year end (see Note 19).
Tax payables and receivables
Current tax payables and receivables at December 31, 2021 and 2020 are as follows:

Millions of euros	Balance at 12/31/2021	Balance at 12/31/2020
Tax payables
Tax withholdings	98	105
Indirect taxes	476	380
Social security	163	118
Current income taxes payable	1,120	813
Other	169	316
Total	2,026	1,732

Millions of euros	Balance at 12/31/2021	Balance at 12/31/2020
Tax receivables
Indirect taxes	705	484
Current income taxes receivable	1,310	334
Other	105	84
Total	2,120	902

The heading "Current income taxes receivable" includes a receivable from Telxius Telecom amounting to 875 million euros corresponding to income tax for the 2021 fiscal year, which is mainly generated by the second advance corporation tax paid for 2021 ("minimum instalment payment regime", regulated by RDL 2/2016 of 30 September, which is calculated on the positive result of the consolidated profit and loss account of its tax group whose parent company is Telxius Telecom). The profit obtained on the sale of its tower division subsidiaries, despite being tax exempt (at 95%) from corporate income tax, is nevertheless included in the basis for calculating the instalment payment. This credit will be taken into consideration for the annual corporate income tax return for 2021, which will be filed in July 2022. The effective recovery of this credit will take place in the months following the filing of the aforementioned tax return.
On May 13, 2021 the Supreme Court of Brazil concluded the judgment of one of the most important tax disputes in Brazil, related to the exclusion of the ICMS tax (state tax on goods and services) in the PIS/COFINS (Contribuição para Financiamento da Seguridade Social) tax base. The decision has effect from March 15, 2017, except in judgments presented before this date. Taking into account this Judgment and that all the claims of Telefónica Brasil had been filed before March 15, 2017, in 2021 2,269 million Brazilian reals (equivalent to 356 million euros at the average exchange rate of 2021) have been registered in "Current income taxes receivable". The impact in the consolidated income statement at 2021 amounted to 1,660 million Brazilian reals (261 million euros) reducing "Taxes other than income tax" within "Other expenses" (see Note 26), 573 million Brazilian reals (90 million euros) in "Finance income" (see Note 19) and 36 million Brazilian reals correspond to monetary updating (6 million euros). At December 31, 2021 the credits pending compensation for the refund for the payments of PIS/COFINS amounting to 1,579 million Brazilian reals, equivalent to 250 million euros at the closing exchange rate of December 31, 2021 (at December 31, 2020 there was not any balance to be compensated by this concept, see Note 12).
Reconciliation of book profit before taxes to taxable income
The reconciliation between book profit before tax and the income tax expense from continuing operations for 2021, 2020 and 2019 is as follows:

Millions of euros	2021	2020	2019
Accounting profit before tax	12,095	2,583	2,718
Tax expense at prevailing statutory rate	2,768	532	722
Permanent differences	(1,705)	289	(223)
Changes in deferred tax charge due to changes in tax rates	51	14	8
(Capitalization)/reversal of tax deduction and tax relief	225	(103)	(44)
(Capitalization)/reversal of loss carryforwards	(307)	(88)	118
Increase/(decrease) in tax expense arising from temporary differences	84	(8)	484
Other concepts	262	(10)	(11)
Corporate income tax	1,378	626	1,054
Breakdown of current/deferred tax expense
Current tax expense	831	462	1,108
Deferred tax expense	547	164	(54)
Total Corporate income tax	1,378	626	1,054
"Permanent differences" in 2021 mainly includes the effect of the corporate income tax exemption on capital gains generated on the constitution of VMED O2 UK and on the sale of Telxius' telecommunications tower division (see Note 2). It also includes 387 million euros expense for the signing of the Settlement Agreement following the closure of the corporate income tax audit for the years 2014 to 2017 in Spain referred to in the section "Tax group audits in Spain" of this note.
"Changes in deferred tax charge due to changes in tax rates" in 2021 includes the impact of the change in the corporate income tax rate in Argentina, United Kingdom and Colombia. In Argentina the Law 27,630 of June 16, 2021 of the Corporation Tax established an increase in the nominal tax rate from 30% to 35% with retroactive effect from January 1st, 2021. In addition, on May 24, 2021 a change in the nominal tax rate from 19% to 25% was substantially enacted in the United Kingdom, which will begin to apply on April 1st, 2023. In September, the so-called Social Investment Law (Law 2155 of 2021) was approved in Colombia, which establishes that as of 2022, the general income tax rate for legal entities will be 35%. As a result of these changes in tax rates, a net deferred tax effect has been recorded with a counterpart in Corporate income tax, amounting to 51 million euros.
"(Capitalization)/reversal of loss carryforwards" in 2021 includes the recognition of tax credits in Telefónica Germany and Group 3G UMTS amounting to 77 million euros and 72 million euros, respectively, the recognition of tax credits in Brazil amounting to 221 million euros as a result of the decision of the Supreme Federal Court of 24 September 2021 referred to in the section "Main changes registered in 2021" of this note, partially compensated by the reversal of the tax group in Spain amounting to 65 million euros.
"Increase/(decrease) in tax expense arising from temporary differences" in 2021 mainly includes the effect of deductible temporary differences not recognized in Telefónica México, amounting to 83 million euros.
The heading "Other concepts" in 2021 include an expense of 97 million euros as a result of the electronic notification of the Constitutional Court Ruling received by Telefónica del Perú on 23 February 2021 and the Supreme Court Ruling received on 23 June (see "Tax litigation in Telefónica del Perú" later in this note) and 97 million euros for the taxation of dividend income from Spanish companies.
"Permanent differences" in 2020 includes the effect of the non-deductible charge for the impairment losses on goodwill and other assets of Telefónica Argentina (see Note 7).
"(Capitalization)/reversal of loss carryforwards" in 2020 includes the recognition of tax credits in Telefónica Germany and Group 3G UMTS amounting to 159 million euros and 24 million euros, respectively, partially compensated by the reversal of the tax group in Spain amounting to 101 million euros.
"Increase/(decrease) in tax expense arising from temporary differences" in 2020 mainly includes the recognition of deferred tax assets amounting to 184 million euros corresponding to deductible temporary differences of assets of Telxius Towers Germany, partially compensated by the effect of deductible temporary differences not recognized in Telefónica México, amounting to 152 million euros.
The reversed deferred tax assets with a counterparty in Corporate income tax of Telefónica Mexico, referred to in the section “Main changes registered in 2019” of the deferred tax movement, were reflected in the headings “(Capitalization)/reversal of loss carryforwards” amounting to 183 million euros and “(Increase)/decrease in tax expense arising from temporary differences” amounting to 271 million euros.
The heading “Other concepts” at 2019, included a lower expense for income tax amounting to 201 million euros related to the indemnity associated with the resolution Tribunal Económico-Administrativo Central (see section “Inspections of the tax group in Spain” later in this Note). Moreover, it included an expense amounting to 154 million euros of Telefónica Peru (see section “Tax litigation in Telefónica del Perú” later in this note).
Tax deductibility of financial goodwill in Spain
The tax regulations added article 12.5 to the Corporate Income Tax Law, which came into force on January 1, 2002. The article regulated the deductibility of tax amortization of financial goodwill (Fondo de Comercio) arising from the acquisition of non-Spanish companies, which could be amortized over 20 years at 5% per annum.
Following the entry into force of the Laws 9/2011 of August 19, 2011 and 16/2013 of October 29, 2013, the amount of goodwill amortization deductible for tax purposes under article 12.5 for the years 2011 to 2015 was reduced from 5% to 1%. The effect is temporary because the 4% not amortized for five years (20% in total) will be recovered extending the deduction period from the initial 20 years to 25 years.
The Telefónica Group, under this regulation, has been amortizing for tax purposes the financial goodwill from its investments, both direct and indirect, in O2, BellSouth and ColTel (prior to December 21, 2007) and Vivo (acquired in 2010). The positive accumulated effect of the corresponding settlements of corporate income tax from 2004 to the closing of December 31, 2021, was 1,879 million euros.
In relation to this tax incentive, the European Commission (EC) has in recent years commenced three proceedings against the Spanish State, as it deems that this tax benefit could constitute an example of state aid. Although the EC itself acknowledged the validity of the tax incentive for those investors that invested in European companies for operations carried out before December 21, 2007 in the first decision, and before May 21, 2011 for investments in other countries in the second decision, in its third decision issued on October 15, 2014 it calls into question the applicability of the principle of legitimate expectations in the application of the incentive for indirect acquisitions, whatever the date of acquisition may have been.
There are also doubts in the Spanish Courts about the classification of the incentive as a deduction and its maintenance in the case of subsequent transmission.
On October 6, 2021, the Court of Justice of the European Union concluded that the European Commission correctly classified the Spanish tax depreciation scheme of the Fondo de Comercio as State aid incompatible with the internal market for the First and Second Decisions.
With regard to the recognition of legitimate expectations for the first and second decisions, the Court of Justice of the European Union confirms its applicability.
The proceedings initiated on the Third Decision, suspended until the resolution of the 1st and 2nd Decisions, have been reactivated in October 2021, and are still pending first instance judgment.
Notwithstanding the above, the "Tax and Customs Control Unit of the Spanish Tax Authority" (Dependencia de Control Tributario y Aduanero de la Agencia Tributaria), in compliance with the obligation set out in the EC Decision (EU) 2015/314, recovered in March 2019 and February 2021 the amounts that had been deducted in connection with the amortization of goodwill for the indirect acquisition of non-resident companies from 2005 to 2015 and 2016 to 2018 respectively. The recovery of such amounts is provisional, pending the final rulings on the appeals brought against the three decisions. The amount paid by Telefónica after offsetting outstanding tax credits (tax losses carryforward and deductions) amounted to 11 million euros.
Notwithstanding the fact that the company understands that the principle of legitimate expectations in relation to this tax incentive applies, in relation to tax-amortized goodwill through the purchase of some companies for which the applicability of the legitimate expectations principle is questioned, mainly VIVO, the Group has released the provision for the recovered part, 143 millions euros, and has decided to continue provisioning the amount of the goodwill amortized for tax purposes, and not recovered by the Administration which amounted to 343 million euros as of December 31, 2021 (420 million euros as of December 31, 2020).
Inspections of the tax group in Spain
In July 2019, new inspection proceedings were initiated for several of the companies belonging to Tax Group 24/90, of which Telefónica, S.A. is the dominant company. The concepts and periods being audited are: Corporate Income Tax for the years 2014 to 2017 and Value Added Tax, Withholdings income Tax for the second half of 2015 and from 2016 to 2018.
A Settlement Agreement was signed in October 2021, in which Telefonica manifested its agreement with certain of the tax assessments resulting from the inspection (specifically, with respect to the tax treatment of the exchange differences generated by assets denominated in Venezuelan bolivars), and its disagreement with others (mainly the consideration of exempt income of the “Juros sobre capital propio” since 2015), producing an impact on results (tax expense) of 387 million euros, with a deferred tax asset reduction as detailed in "Main changes registered in 2021" in Note 25 to the Consolidated Financial Statements . However, the tax assessments did not result in a significant cash outflow as the Telefónica Group had tax credits, which substantially offset their impact.

The closing of the inspection took place in January 2022, with the reception of the Settlement Agreement which the Company will challenge in economic-administrative proceedings.
In relation to the assessment resulting from the inspection related to the 2008-2011 Corporate Income Tax, which ended in 2015, the Company did not agree with the criteria for the use of tax loss carryforwards and deductions and appealed the related Settlement Agreement. Following the partially upholding resolution issued by the Central Economic-Administrative Court in January 2019 and the enforcement agreements that followed in March and June 2019 respectively, which resulted in the refund of 702 million euros of taxes paid in excess in those years and the payment of 201 million euros of compensatory interest, the Company, disagreeing with the ruling of the Central Economic-Administrative Court and in defense of its interests, appealed to the Administrative Chamber of the National Audience, which on October 29, 2021 ruled in Telefónica's favor.
This judgment has been appealed in cassation to the Supreme Court by the tax authorities, but the Court has not yet ruled on its admissibility. The Company, nevertheless, according to the October 29, 2021 ruling and the recent Supreme Court case-law considers that tax losses carry forward generated in 2002 and 2004 can be used in the 2009 tax return.
In relation to the assessment resulting from the inspection related to the 2005-2007 Corporate Income Tax, which ended in 2012, the Company did not agree with the criteria for the use of tax losses carry forward and deductions, and appealed the related Settlement Agreement. The case is pending before the National Audience.
As a result of the inspection process completed at the end of 2021 and the pending tax years to be inspected, it is not considered that there is a need to recognize additional liabilities in the consolidated financial statements.
Tax litigation in Telefónica Brazil
State taxes
The Telefónica Group is involved in a range of tax litigation in Brazil over direct and indirect taxes (including those relating to GVT). This includes a number of appeals relating to ICMS tax (a tax similar to VAT, levied on telecommunications services). There is a dispute with the Brazilian tax authorities over which services should be subject to this tax.
To date the most significant issues have focused on the requirement to collect ICMS on penalties charged to customers for non-compliance, Internet advertising services, and complementary or additional services to the basic telecommunications services such as value-added services, modem rental, and the application of this tax on the basic fee (assinatura básica). In the case of the latter (assinatura básica), a case is still pending before the Supreme Court including Oi, which could affect other companies of the telecommunications sector.
All related procedures are being contested in all instances (administrative and court proceedings). The aggregate amount of the relevant proceedings, updated to take into account interest, fines and other items, is approximately 19,164 million Brazilian reais as of December 31, 2021 (approximately 3,032 million euros at the exchange rate on that date, see Note 24 to the Consolidated Financial Statements), 17,446 million Brazilian reais as of December 31, 2020 (approximately 2,736 million euros at the exchange rate on that date). Telefónica Brazil has obtained independent expert reports supporting its position, i.e. that the aforesaid services are not subject to ICMS.
Federal taxes
In addition, there are possible contingencies in relation to the income tax federal taxes for the total amount of 18,078 million Brazilian reais as of December 31, 2021 (approximately 2,860 million euros at the exchange rate on that date), 16,873 million Brazilian reais as of December 31, 2020 (approximately 2,647 million euros at the exchange rate on that date), mainly related to the tax amortization in Brazil in the years 2011 to 2017 of the goodwill originated in the acquisitions of Vivo and GVT and their subsequent merger with Telefónica Brasil. These proceedings are at the administrative and judicial stage and no provisions have been made since the potential risk associated with them has been classified as "not probable" and Telefónica Brazil has received independent expert reports that support this view.
There are other probable contingencies in relation to the income tax federal taxes for the total amount of 98 million Brazilian reais as of December 31, 2021 (approximately 16 million euros at the exchange rate on that date), 96 million Brazilian reais as of December 31, 2020 (approximately 15 million euros at the exchange rate on that date). The Company has recognized a provision for this amount.
Tax litigation in Telefónica del Perú
Telefónica del Perú is party to numerous legal proceedings for tax matters relating to corporate income tax and VAT corresponding mainly to the years 1998 to 2005, the most relevant being those corresponding to the years 1998 to 2001 (relating to corporate income tax, payments on account, credit balances, associated VAT, interest and applicable penalties). Three main issues remain open in these processes: (i) provision for doubtful debts; (ii) effects of the 1999 statute of limitations and (iii) late payment interest before the Constitutional Court (TC), despite recent rulings on the latter issue.
The evolution of the appeals of the different cases from the period 1998 to 2001 has been uneven and complex over the last few years, but it is worth highlighting the second instance judgement of 2015, which was partially upheld; the Supreme Court judgements of 2019; and the judgement of January 2020 of the Supreme Court, annulling the previous judgements of 2000 and 2001 in relation to the provision for doubtful debts each of which is as briefly addressed below.
Specifically, in 2015, the Company obtained a partially upheld second instance ruling, again ruling in favor of Telefónica del Perú on three of the five objections raised by the Administration and appealed before the courts in relation to corporate income tax for the 2000-2001 financial years (among others), which together accounted for more than 75% of the total litigation (provision for doubtful debts, financial interest and rental of space for the placement of public telephones). Subsequently, in 2019 Telefónica del Perú was notified of two Supreme Court rulings on appeals for the years 2000 and 2001. These rulings, however, did not definitively resolve some of the main issues involved in both lawsuits, as they declared the partial nullity of the previous rulings, and therefore some matters had to return to the Superior Court (lower court) to be retried. Finally, in January 2020, Telefónica del Perú received notification from the Supreme Court of a ruling in cassation in relation to the provision for doubtful debts, annulling, as for the 1998 financial year, the second instance ruling on the years 2000 and 2001, and returning the file to the Superior Court, which declared the appeal to be unfounded.
Consequently, all the assessments made by SUNAT for the years 2000 and 2001 are pending the final resolution of the judicial phase.
However, as from 2015, insofar as there were some adjustments on which the rulings had been definitively pronounced (positively for the Company in relation to the deductibility of the rental of public spaces and negatively in the case of the deductibility of certain financial charges), the Company recorded a provision with an impact on income tax, the amount of which is updated periodically and constantly depending on the evolution of the different proceedings.
In relation to these legal proceedings, the Group and its legal advisers consider that there are still strong legal arguments to support its position, both in relation to the provisions for doubtful debts and in relation to the late payment interest at the administrative stage and the offsetting of credit balances for the years 1998 and 1999.
On February 23, 2021, Telefónica del Perú was notified electronically of the Constitutional Court's ruling in relation to the first of the injunctions filed against the aforementioned interest on late payment applicable in the administrative phase. The ruling considered that the calculation of interest on late payment in the administrative phase was inadmissible due to the time taken to resolve the matter in excess of that established in the Law. In the first quarter of 2021, once the appeals for annulment had been resolved, again in favor of the Company, the effects on the provision recorded could be quantified and the amount of 477 million peruvian soles (108 million euros).for the aforementioned concept of non-applicable interest for late payment. However, in November 2021, the same Constitutional Court considered the claim in relation to the second of the injunctions filed by Telefónica del Perú to be inadmissible, stating that the discussion on the amount of interest applicable in this specific case should be clarified in the contentious-administrative process in which the tax controversy is elucidated.
On June 23, 2021, an unfavorable ruling was made by the Supreme Court in relation to the credit balance usable in the 2000 corporate income tax return, and therefore an additional provision was recorded for this item in the consolidated financial statements at June 30, 2021 of 939 million Peruvian soles (205 million euros at the exchange rate of December 31, 2021).
Given the sentences and rulings handed down in June and August 2015, the Group recognized a provision in the 2015 consolidated financial statements, which at December 31, 2021 reached, including interest accrued and the above mentioned impacts, a total amount of 2,954 million Peruvian soles, approximately 654 million euros at the exchange rate of December 31, 2021 (2,407 million Peruvian soles at December 31, 2020, approximately 542 million euros).
Years open for inspection in the Group companies
The years open for review by the tax inspection authorities for the main applicable taxes vary from one consolidated company to another, based on each country’s tax legislation, taking into account their respective statute of limitations periods. In Spain the taxes from 2014 onwards are open to inspection.
In the other countries in which the Telefónica Group has a significant presence, the years open for inspection by the relevant authorities are generally as follows:
•The last thirteen years in Germany.
•The last seven years in the United Kingdom.
•The last seven years in Argentina.
•The last five years in Brazil, Mexico, Colombia, Uruguay and the Netherlands.
•The last four years in Peru.
•Since 2016, the statute of limitation in Venezuela is six years.
•The last three years in Chile, Ecuador and the United States.
The tax inspection of the open years is not expected to give rise to additional material liabilities for the Group.